UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 3, 2005

MARTIN MIDSTREAM PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	000-50056 (Commission file number)	05-0527861 (I.R.S. employer identification number)

4200 STONE ROAD KILGORE, TEXAS (Address of principal executive offices)	75662 (Zip code)

Registrant’s telephone number, including area code: (903) 983-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

      On May 3, 2005, Martin Midstream Partners L.P. (the “Partnership”) entered into a First Amendment (the “Amendment”) to the Amended and Restated Credit Agreement (the “Credit Agreement”), among Martin Operating Partnership L.P., the Partnership, Martin Operating GP LLC, the financial institution parties to the Credit Agreement, as lenders, and Royal Bank of Canada, as administrative agent. The Amendment modified the Partnership’s existing Credit Agreement to increase the available commitments thereunder from $100 million to $150 million. The $50 million increase will bring the available subfacility commitments to $30 million for the working capital subfacility and to $120 million for the acquisiton subfacility. In addtion, the applicable margin was reduced by 50 basis points. All other material terms remain the same as disclosed in the Partnership’s filings with the Securities and Exchange Commission. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report.

Item 2.02.	Results of Operations and Financial Condition.

      On May 4, 2005, the Partnership issued a press release reporting its financial results for the first quarter ended March 31, 2005.

      A copy of the press release is furnished as Exhibit 99.1 to this Current Report and will be published on the Partnership’s website at www.martinmidstream.com. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

      On May 5, 2005, at 3:30 p.m. Central Time, the Partnership will hold an investors’ conference call to discuss the Partnership’s financial results for the first quarter ended March 31, 2005. The supplemental financial data, including certain non-generally accepted accounting principle financial measures, that will be discussed during the investors’ conference call is included in the above referenced press release.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Exhibit
Number	Description
10.1	First Amendment to Credit Agreement, dated as of May 3, 2005, among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Martin Operating GP LLC, the financial institutions parties to the Credit Agreement, and Royal Bank of Canada, as administrative agent.

99.1	Press release dated May 4, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MIDSTREAM PARTNERS L.P.
By:	Martin Midstream GP LLC
Its General Partner

Date: May 4, 2005	By:	/s/ Robert D. Bondurant
Robert D. Bondurant,
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	First Amendment to Credit Agreement, dated as of May 3, 2005, among Martin Operating Partnership L.P., Martin Midstream Partners L.P., Martin Operating GP LLC, the financial institutions parties to the Credit Agreement, and Royal Bank of Canada, as administrative agent.

99.1	Press release dated May 4, 2005.